U. S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported)                                                                                     May 22, 2008

PNG VENTURES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29735	88-0350286
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3001 Knox Street, Suite 303
Houston, Texas 75205
(Address of principal executive offices)

866-765-4940
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On May 22, 2008 , PNG Ventures, Inc. (the “Company”) moved its corporate offices and principal place of business to 3001 Knox Street, Suite 303, Houston, Texas 75205. In connection with the change of address, the Company’s new telephone number has been changed to 866-765-4940.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PNG Ventures, Inc.
Date: May 22, 2008	/s/ Kevin Markey By: Kevin Markey Its: Interim Chief Executive Officer